UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2019

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1573 Mallory Lane

Brentwood, Tennessee 37027

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement

On September 23, 2019, Quorum Health Corporation (the “Company”) announced that it had entered into an agreement with Community Health Systems, Inc. (“CHS”), dated September 11, 2019, to terminate, effective October 1, 2019, the Shared Service Centers Transition Services Agreement, dated April 29, 2016, by and between Revenue Cycle Service Center, LLC and QHCCS, LLC (the “SSC TSA”). The SSC TSA was established in connection with the Company’s spin-off from CHS and set forth services to be provided by CHS related to billing and collections utilizing CHS shared services centers. These services included, among others, billing and receivables management, statement processing, denials management, cash posting, patient customer service, credit balance and other account research, and patient pre-arrival services.

The Company previously announced on May 8, 2019 that it had entered into an agreement with R1 RCM to receive end-to-end revenue cycle management services. The agreement with R1 RCM has allowed the Company to transition its billing and collection services from CHS to R1 RCM, which was mutually agreed upon by both parties.

Item 7.01	Regulation FD Disclosure

On September 23, 2019, the Company issued a press release announcing that the Company and CHS had agreed to terminate the SSC TSA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Quorum Health Corporation Press Release, dated September 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUORUM HEALTH CORPORATION (registrant)

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Executive Vice President
and Chief Financial Officer (principal financial officer)

Date: September 23, 2019